HEWITT SERIES TRUST

Supplement dated December 9, 2009,

to the Prospectus dated May 1, 2009,

for the Hewitt Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information (“SAI”).

Barclays Global Fund Advisors (“Barclays”) serves as the investment adviser to the Money Market Master Portfolio (the “Portfolio”) into which the Fund invests. On June 16, 2009, Barclays PLC, the ultimate parent company of Barclays, entered into an agreement to sell its interests in Barclays and certain affiliated companies to BlackRock, Inc. (the “BlackRock Transaction”). The BlackRock Transaction entered into effect on December 1, 2009. As a result of the Transaction:

•	all references contained in the Prospectus and SAI to Barclays Bank PLC are replaced with BlackRock, Inc.;

•	all references contained in the Prospectus and SAI to Barclays Global Fund Advisors (or “BGFA”) are replaced with BlackRock Fund Advisors (or “BFA”); and

•	all references contained in the Prospectus and SAI to Barclays Global Investors, N.A. (or “BGI”) are replaced with BlackRock Institutional Trust Company, N.A. (or “BTC”).

In addition, the following amendments are made to the Prospectus and SAI:

1.	Footnote no. 1 to the table in the section titled “Investor Expenses” in the Prospectus is deleted in its entirety and is replaced by the following:

1	The Management Fee disclosed is the investment advisory fee payable to BFA by the Portfolio in which the Fund currently invests. BFA has contractually agreed to waive 0.03% of its advisory fees for the Portfolio. If this waiver were reflected in the table, the management fees for the Fund would be 0.07%, other expenses would be 0.94%, total annual fund operating expenses (before reimbursement) would be 1.01%, reimbursement of fund expenses would be (0.06)%, and total annual fund operating expenses (after reimbursement) would be 0.95%. This arrangement expires on December 1, 2011.

2.	The sub-section titled “The Portfolio’s Adviser” in the Prospectus section titled “Management Arrangements” is deleted in its entirety and is replaced by the following:

The Portfolio’s Adviser. BFA serves as the investment adviser of the Portfolio. BFA, located at 400 Howard Street, San Francisco, California 94105, is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A. (“BTC”), which in turn is a majority-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA, provided investment advisory services for assets in excess of $3 trillion. The Portfolio pays BFA a monthly fee, which is computed at the annual rate of 0.10% of the Portfolio’s average daily net assets (0.07% pursuant to the current contractual fee waiver). BFA has contractually agreed to waive 0.03% of its advisory fees for the Portfolio. If this waiver were reflected in the fees for the Fund’s shares, the management fees for the Fund would be 0.07%, other expenses would be 0.94%, total annual fund operating expenses (before reimbursement) would be 1.01%, reimbursement of fund expenses would be (0.06)%, and total annual fund operating expenses (after reimbursement) would be 0.95%. This arrangement expires on December 1, 2011.

3.	A new section titled “Conflicts of Interest” is added to the SAI and contains the following:

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, and PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch and its affiliates, including Bank of America Corporation (“BAC”) (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other fund and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA to the extent permitted under the Investment Company Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

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An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including Entities may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

4.	The first two paragraphs of the sub-section titled “The Portfolio Adviser” in the SAI section titled “Management” is deleted in its entirety and is replaced by the following:

The Portfolio Adviser. BFA, located at 400 Howard Street, San Francisco, California 94105, is a wholly-owned subsidiary of BlackRock Institutional Trust Company, N.A., (“BTC”) which in turn is a majority-owned subsidiary of BlackRock Inc. It provides investment advisory services to the Portfolio pursuant to an investment advisory agreement with MIP (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Portfolio Adviser is responsible for the management of the investments of the Portfolio and makes all decisions regarding, and places all orders for, the purchase and sale of securities for the Portfolio.

As compensation for services rendered and expenses assumed by the Portfolio Adviser, the Portfolio pays the Portfolio Adviser a monthly fee that is computed at the annual rate of 0.10% of the average daily net assets of the Portfolio. Because the Fund is an investor in the Portfolio, shareholders of the Fund indirectly bear this fee. From time to time BFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Portfolio and, accordingly, have a favorable impact on its performance. The Portfolio Adviser has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% through December 1, 2011 with respect to the Portfolio.

5.	The sub-section titled “Repurchase Agreements “ in the SAI section titled “Investment Policies and Practices “ is deleted in its entirety and is replaced by the following:

Repurchase Agreements. The Portfolio may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Portfolio but only to constitute collateral for the seller’s

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obligation to pay the repurchase price, and, in the event of a default by the seller, the Portfolio may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA.

Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Portfolio could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements pose certain risks for a Portfolio that utilizes them. Such risks are not unique to the Portfolio but are inherent in repurchase agreements. The Portfolio seeks to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Portfolio would retain the status of an unsecured creditor of the counterparty (i.e., the position the Portfolio would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction.

6.	The section titled “Portfolio Transactions” in the SAI is deleted in its entirety and is replaced by the following:

Subject to policies established by the Board of Trustees of MIP, BFA is primarily responsible for the execution of the Portfolio’s transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. The following disclosure provides some more detail regarding the Portfolio’s practices regarding Portfolio Transactions. Depending on its investment objective, the Portfolio may not engage in some of the transactions described below. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. BFA does not consider sales of shares of the mutual fund it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

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The Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Portfolio and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Portfolio and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio. Payments of commissions to brokers who are affiliated persons of the Portfolio with respect to the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act.

The Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Fund and interests of the Portfolio are redeemable on a daily basis in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Portfolio’s portfolio strategies.

The Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolio will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions.

However, an affiliated person of the Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting

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as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. The Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC and the policies or investment objectives of the Fund and the Portfolio. As a result, the portfolio turnover rates of the Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Portfolio’s net asset values or net income.

The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

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